UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 23, 2011
BANK OF SOUTH CAROLINA CORPORATION
(Exact name of registrant as specified in its charter)
South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
256 Meeting Street, Charleston, SC		29401
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(843)724-1500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On June 23, 2011 the Bank of South Carolina Corporation issued a press release announcing a $.10 cash dividend and the filing of a $10 Million Shelf Registration on Form S-3 with the Securities and Exchange Commission.  The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Item 8.01 to this report, and such press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of South Carolina Corporation (Registrant)

By:	/s/ Sheryl G. Sharry
Sheryl G. Sharry
Chief Financial Officer
Executive Vice President and Cashier

Date: June 23, 2011